Exhibit 10.5

SUBORDINATION AGREEMENT

WHEREAS, Airco 1, LLC, a Minnesota limited liability company (hereinafter, together with its successors and assigns, called the “Borrower”), is now indebted to Air T, Inc., a Delaware corporation (the “Subordinated Creditor”), in the amount of SIX HUNDRED SEVENTEEN THOUSAND AND NO/100THS Dollars ($617,000) and may from time to time hereafter become indebted to the Subordinated Creditor in further amounts, and Borrower has requested, and may from time to time hereafter request, Minnesota Bank & Trust, (hereinafter, together with its successors and assigns, called the “Lender”), with an office at 9800 Bren Road East, Suite 200, Minnetonka, MN 55343, to make or agree to make loans, advances or other financial accommodations to the Borrower;

NOW, THEREFORE, to induce the Lender, from time to time, at its option, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals or extensions of any loans or advances heretofore or hereafter made) to the Borrower, and for other valuable consideration, receipt whereof is hereby acknowledged, the Subordinated Creditor agrees as follows:

1.     All obligations of the Borrower, howsoever created, arising or evidenced, whether direct or indirect, joint, several and/or joint and several, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called “Liabilities.” All Liabilities to the Lender (other than any arising solely by reason of any pledge or assignment made to the Lender pursuant to paragraph 2(c) hereof) and all Liabilities incurred by the Borrower to any other person to re-finance such Liabilities to the Lender are hereinafter called “Senior Liabilities”; and all Liabilities to the Subordinated Creditor (including any that may be pledged or assigned to the Lender pursuant to paragraph 2(c) hereof) arising under the promissory note(s) and the other documents described on Schedule A attached hereto and incorporated herein by reference including, without limitation, all principal, interest, fees, expenses, attorneys’ fees and legal expenses are hereinafter called “Junior Liabilities”; it being expressly understood and agreed that: (a) the term “Senior Liabilities,” as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after, and all of Lender’s collection expenses including, without limitation, attorneys’ fees and legal expenses incurred, after, the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Lender, as against the Borrower or anyone else, to collect such interest; and (b) the term “Junior Liabilities,” as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after, and all of the Subordinated Creditor’s collection expenses including, without limitation, attorneys’ fees and legal expenses incurred after, the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Subordinated Creditor, as against the Borrower or anyone else, to collect such interest.

2.    The Subordinated Creditor will, from time to time, (a) promptly notify the Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, (b) upon request by the Lender, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of Borrower to be so evidenced, and (c) upon request by the Lender, and as collateral security for all Senior Liabilities, endorse without recourse, deliver and pledge to the Lender any or all promissory notes or other instruments evidencing Junior Liabilities, and otherwise assign to the Lender any or all Junior Liabilities and any or all security therefor and guaranties thereof, all in a manner satisfactory to the Lender.

3.    Except as hereinafter in this Agreement expressly otherwise provided or as the Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and neither the Borrower nor any other person obligated on any of the Senior Liabilities (the “Other Obligor(s)” shall make any payments or other distributions whatsoever in respect of any Junior Liabilities; nor shall any property or assets of the Borrower any Other Obligor be applied to the purchase or acquisition or retirement of any Junior Liabilities; provided, however, that the Borrower may make regularly scheduled payments of interest on the Junior Liabilities, so long as no “Event of Default” (each quoted term in this proviso clause being used as defined in that certain Loan Agreement dated as of even date herewith (such Loan Agreement as amended, modified, supplemented or restated from time to time being the “Credit Agreement” between the Borrower and the Lender) or “Default” has occurred or is continuing, or would result from the making of any such payment. If any such payment on the Junior Liabilities is prohibited from being paid by the operation of this Agreement, then such payment shall only be payable after the payment in full of the Senior Liabilities following the repayment in full of all Senior Liabilities and the termination of the Credit Agreement. The Borrower’s failure to make a payment on the Junior Liabilities by reason of this Agreement shall not constitute an event of default on the Junior Liabilities. During the term of this Agreement, the Subordinated Creditor shall not commence any action against the Borrower or any Other Obligor to collect the Junior Liabilities.

4.     In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Borrower or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Borrower or any Other Obligor, or any sale of all or substantially all of the assets of the Borrower or any Other Obligor, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinated Creditor shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Subordinated Creditor would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Lender, (b) the Subordinated Creditor shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Lender, and (c) the Subordinated Creditor hereby irrevocably agrees that the Lender may, at its sole discretion, in the name of the Subordinated Creditor or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the Subordinated Creditor relating to the Junior Liabilities.

5.     In the event that the Subordinated Creditor receives any payment or other distribution of any kind or character from the Borrower or any Other Obligor or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Lender and promptly turned over by the Subordinated Creditor to the Lender. The Subordinated Creditor will mark its books and records, and cause the Borrower and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Subordinated Creditor will execute such further documents or instruments and take such further action as the Lender may reasonably from time to time request to carry out the intent of this Agreement.

6.    All payments and distributions received by the Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Lender first to the payment of any and all expenses (including attorneys’ fees and legal expenses) paid or incurred by the Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the Subordinated Creditor and the Lender, be applied by the Lender, in such order of application as the Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between the Borrower or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Lender in respect of the Junior Liabilities and so applied by the Lender toward the payment of the Senior Liabilities, the Subordinated Creditor shall be subrogated to the then existing rights of the Lender, if any, in respect of the Senior Liabilities only at such time as the Lender shall have indefeasibly received payment of the full amount of the Senior Liabilities.

7.     The Subordinated Creditor hereby waives: (a) notice of acceptance by the Lender of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

8.     The Subordinated Creditor will not without the prior written consent of the Lender: (a) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; (c) convert any Junior Liabilities into stock of the Borrower; or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Borrower.

9.     Subject to reinstatement in accordance with the following sentence, this Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of the Subordinated Creditor or that at any time or from time to time all Senior Liabilities may have been paid in full). This Agreement shall be automatically reinstated if any payment received by Lender from any source derived and applied to the Senior Liabilities is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any Other Obligor); the Senior Liabilities to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Senior Liabilities as fully as if such application had never been made.

10.   The Lender may, from time to time, at its sole discretion and without notice to the Subordinated Creditor, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) increase, extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

11.   The Lender may, from time to time, without notice to the Subordinated Creditor, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Lender; provided, however, that, unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Lender, as to those of the Senior Liabilities which the Lender has not assigned or transferred.

12.   The Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of the Borrower, any Other Obligor or the Subordinated Creditor, or any noncompliance of the Borrower, any Other Obligor or the Subordinated Creditor with any agreement or obligation, regardless of any knowledge thereof which the Lender may have or with which the Lender may be charged; and no action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of the Subordinated Creditor under this Agreement.

13.   No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or un enforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Creditor hereunder.

14.   This Agreement shall be binding upon the Subordinated Creditor and upon the heirs, legal representatives, successors and assigns of the Subordinated Creditor; and, to the extent that the Borrower or the Subordinated Creditor is either a partnership or a corporation, all references herein to the Borrower and to the Subordinated Creditor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

15.   THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, BUT NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA.

16.   Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

17.  THE SUBORDINATED CREDITOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

18.   AT THE OPTION OF THE LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND THE SUBORDINATED CREDITOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE SUBORDINATED CREDITOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

19.   Each party to this Agreement acknowledges and agrees that this Agreement is a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code and should be enforced in bankruptcy in accordance with its terms.

20.   This Agreement has been reviewed by the Subordinated Creditor and incorporates the requirements of the Subordinated Creditor. The Subordinated Creditor waives the rule of construction that any ambiguities are to be resolved against the party drafting the same and agrees such rules will not be employed in the interpretation of this Agreement.

21.   In the event of any dispute or controversy between the Subordinated Creditor and the Lender in connection with the enforcement of this Agreement, the Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney’s fees and legal expenses) from the Subordinated Creditor if the Lender is the prevailing party.

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IN WITNESS WHEREOF, this Agreement has been made and delivered at Minneapolis, Minnesota as of April 3, 2019.

Subordinated Creditor:

AIR T, INC., a Delaware corporation

By:

Its:

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ACKNOWLEDGMENT BY BORROWER

AIRCO 1, LLC (the “Borrower”) hereby acknowledges receipt of a copy of the foregoing Subordination Agreement (the “Agreement”), waives notice of acceptance thereof by the Lender and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the Agreement, then, at the election of the Lender, any and all obligations of the Borrower to the Lender shall forthwith become due and payable and any and all agreements of the Lender to make loans, advances or other financial accommodations to the Borrower shall forthwith terminate, notwithstanding any provisions thereof to the contrary.

Dated: April 3, 2019

AIRCO 1, LLC

By:
Name:	Chuck Kingsely
Title:	President

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